Exhibit 10(7)











                EMPLOYEE BENEFITS & OTHER EMPLOYMENT MATTERS
                            ALLOCATION AGREEMENT


                               by and between


                     THE PROMUS COMPANIES INCORPORATED
               (to be known as Harrah's Entertainment, Inc.)


                                    and


                          PROMUS HOTEL CORPORATION


                         dated as of June    , 1995
                                          ---

                             TABLE OF CONTENTS
                             -----------------


                                                                       Page
                                                                       ----


ARTICLE I   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .   1
 Section 1.01   Definitions . . . . . . . . . . . . . . . . . . . . . .   1
 Aggregate Spread . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
 Asset Transfer Agreement . . . . . . . . . . . . . . . . . . . . . . .   2
 Assumed Deferred Compensation Liabilities  . . . . . . . . . . . . . .   2
 Base Matching Contribution . . . . . . . . . . . . . . . . . . . . . .   2
 COBRA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
 Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
 Collective Bargaining Agreement  . . . . . . . . . . . . . . . . . . .   2
 Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
 Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
    (i) Employer Common Stock . . . . . . . . . . . . . . . . . . . . .   2
    (ii)    Harrah's Entertainment Common Stock . . . . . . . . . . . .   2
    (iii)   PHC Common Stock  . . . . . . . . . . . . . . . . . . . . .   2
    (iv)    Promus Common Stock . . . . . . . . . . . . . . . . . . . .   2
 Conversion Award . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
 Current Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . .   3
 Cut-off Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
 Deferred Compensation Plan . . . . . . . . . . . . . . . . . . . . . .   3
    (i) Harrah's Entertainment Deferred Compensation Plan . . . . . . .   3
    (ii)    Harrah's Entertainment Executive Deferred Compensation Plan   3
    (iii)   PHC Deferred Compensation Plan  . . . . . . . . . . . . . .   3
    (iv)    PHC Executive Deferred Compensation Plan  . . . . . . . . .   3
    (v) Promus Deferred Compensation Plan . . . . . . . . . . . . . . .   3
    (vi)    Promus Executive Deferred Compensation Plan . . . . . . . .   4
 Director . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
 Discretionary Matching Contribution  . . . . . . . . . . . . . . . . .   4
 Distribution Agreement . . . . . . . . . . . . . . . . . . . . . . . .   4
 Distribution Date  . . . . . . . . . . . . . . . . . . . . . . . . . .   4
 Distribution Record Date . . . . . . . . . . . . . . . . . . . . . . .   4
 Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
    (i) Harrah's Employee . . . . . . . . . . . . . . . . . . . . . . .   4
    (ii)    Hotel Terminee  . . . . . . . . . . . . . . . . . . . . . .   4
    (iii)   PHC Employee  . . . . . . . . . . . . . . . . . . . . . . .   4
    (iv)    Promus Employee . . . . . . . . . . . . . . . . . . . . . .   5
    (v) Promus Terminee . . . . . . . . . . . . . . . . . . . . . . . .   5
    (vi)    Retained Employee . . . . . . . . . . . . . . . . . . . . .   5
    (vii)   Transferred Employee  . . . . . . . . . . . . . . . . . . .   5
 Employee Bonus Plan  . . . . . . . . . . . . . . . . . . . . . . . . .   5
    (i) Harrah's Entertainment Bonus Plan . . . . . . . . . . . . . . .   5

                                                                       Page
                                                                       ----


    (ii)    PHC Bonus Plan  . . . . . . . . . . . . . . . . . . . . . .   5
    (iii)   Promus Bonus Plan . . . . . . . . . . . . . . . . . . . . .   5
 Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
 Employer Restricted Stock Plan . . . . . . . . . . . . . . . . . . . .   5
    (i) Harrah's Entertainment Restricted Stock Plan  . . . . . . . . .   5
    (ii)    PHC Restricted Stock Plan . . . . . . . . . . . . . . . . .   6
    (iii)   Promus Restricted Stock Plan  . . . . . . . . . . . . . . .   6
 ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
 Existing Stock Plans . . . . . . . . . . . . . . . . . . . . . . . . .   6
    (i) Promus Restricted Stock Plan  . . . . . . . . . . . . . . . . .   6
    (ii)    Promus Stock Option Plan  . . . . . . . . . . . . . . . . .   6
 HMO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
 Human Resources Committee  . . . . . . . . . . . . . . . . . . . . . .   6
 IRS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
 Medical/Dental Plan  . . . . . . . . . . . . . . . . . . . . . . . . .   6
    (i) Harrah's Entertainment Medical/Dental Plans . . . . . . . . . .   6
    (ii)    PHC Medical/Dental Plans  . . . . . . . . . . . . . . . . .   6
    (iii)   Promus Medical/Dental Plans . . . . . . . . . . . . . . . .   6
 Medical Retirees . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
 PHC Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 PHC Individual . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 PHC Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 Post-Conversion Stock Price  . . . . . . . . . . . . . . . . . . . . .   7
 Pre-Distribution Stock Price . . . . . . . . . . . . . . . . . . . . .   7
 Prior Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 Promus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
 Promus Employee Stock Purchase Plan  . . . . . . . . . . . . . . . . .   7
 Promus Individual  . . . . . . . . . . . . . . . . . . . . . . . . . .   8
 Promus Stock Option  . . . . . . . . . . . . . . . . . . . . . . . . .   8
 Qualified Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . .   8
    (i) Harrah's Entertainment Qualified Beneficiary  . . . . . . . . .   8
    (ii)    PHC Qualified Beneficiary . . . . . . . . . . . . . . . . .   8
    (iii)   Promus Qualified Beneficiary  . . . . . . . . . . . . . . .   8
 Rabbi Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
    (i) Harrah's Entertainment Rabbi Trust  . . . . . . . . . . . . . .   8
    (ii)    PHC Rabbi Trust . . . . . . . . . . . . . . . . . . . . . .   8
    (iii)   Promus Rabbi Trust  . . . . . . . . . . . . . . . . . . . .   8
 Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
 Retained Business  . . . . . . . . . . . . . . . . . . . . . . . . . .   9
 Retained Individual  . . . . . . . . . . . . . . . . . . . . . . . . .   9
 Retiree Medical/Dental Benefits  . . . . . . . . . . . . . . . . . . .   9
 Savings and Retirement Plan  . . . . . . . . . . . . . . . . . . . . .   9

                                                                       Page
                                                                       ----


    (i) Harrah's Entertainment Savings and Retirement Plan  . . . . . .   9
    (ii)    Promus Savings and Retirement Plan  . . . . . . . . . . . .   9
    (iii)   PHC Savings and Retirement Plan . . . . . . . . . . . . . .   9
 Service Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
 Stock Option . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
 Stock Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
 Stock Option Plan  . . . . . . . . . . . . . . . . . . . . . . . . . .   9
 Transferred Individual . . . . . . . . . . . . . . . . . . . . . . . .   9
 Welfare Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
 Section 1.02   Other Terms . . . . . . . . . . . . . . . . . . . . . .  10
 Section 1.03   Certain Constructions . . . . . . . . . . . . . . . . .  10
 Section 1.04   Sections  . . . . . . . . . . . . . . . . . . . . . . .  10
 Section 1.05   Survival  . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE II  EMPLOYEE BENEFITS . . . . . . . . . . . . . . . . . . . . .  10
 Section 2.01   Employment  . . . . . . . . . . . . . . . . . . . . . .  10
    (a) Allocation of Responsibilities on Distribution Date . . . . . .  10
    (b) Assumption of Liabilities on Distribution Date  . . . . . . . .  10
    (c) Service Credits . . . . . . . . . . . . . . . . . . . . . . . .  11
        (i) Distribution Date Transfers . . . . . . . . . . . . . . . .  11
        (ii)    Post-Distribution Date Terminations . . . . . . . . . .  11
    (d) Post-Distribution Date Transfers Through December 31, 1995  . .  11
 Section 2.02   Savings and Retirement Plans  . . . . . . . . . . . . .  12
    (a) Establishment of PHC Savings and Retirement Plan  . . . . . . .  12
    (b) Obligation to Make Base Matching Contribution . . . . . . . . .  12
    (c) Transfer and Acceptance of Account Balances . . . . . . . . . .  12
    (d) Harrah's Entertainment to Provide Information . . . . . . . . .  13
    (e) Regulatory Filings  . . . . . . . . . . . . . . . . . . . . . .  13
    (f) Account Balances of Retained Employees  . . . . . . . . . . . .  13
    (g) Post-Distribution Employment Transfers Through December 31, 1995
                                                                         14
    (h) Post-Distribution Employment Transfers After December 31, 1995   14
 Section 2.03   Deferred Compensation Plans . . . . . . . . . . . . . .  14
    (a) PHC Deferred Compensation Plans . . . . . . . . . . . . . . . .  14
    (b) Harrah's Entertainment Deferred Compensation Plans  . . . . . .  15
    (c) Post-Distribution Employment Transfers  . . . . . . . . . . . .  16
    (d) Special Provisions With Respect To Allocation of Deferred
    Compensation Liabilities of Michael D. Rose ("Mr. Rose")  . . . . .  16
        (1) Proration to Harrah's Entertainment Executive Deferred
              Compensation Plan . . . . . . . . . . . . . . . . . . . .  16
        (2) Proration to PHC Executive Deferred Compensation Plan . . .  16
        (3) Proration Applicable to Each Year of Deferral . . . . . . .  16
 Section 2.04   Stock Plans . . . . . . . . . . . . . . . . . . . . . .  17
    (a) PHC Stock Plans . . . . . . . . . . . . . . . . . . . . . . . .  17
    (b) Harrah's Entertainment Stock Plans  . . . . . . . . . . . . . .  17

                                                                       Page
                                                                       ----


    (c) Effect of the Distribution on Awards Made Prior to the Cut-off
    Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
        (i) Restricted Stock  . . . . . . . . . . . . . . . . . . . . .  17
            (A) Dividend  . . . . . . . . . . . . . . . . . . . . . . .  17
            (B) Harrah's Entertainment Restricted Stock . . . . . . . .  17
            (C) PHC Restricted Stock  . . . . . . . . . . . . . . . . .  18
        (ii)    Adjustment of Stock Options . . . . . . . . . . . . . .  18
            (A) Harrah's Entertainment Stock Options  . . . . . . . . .  18
            (B) PHC Stock Options . . . . . . . . . . . . . . . . . . .  18
 Section 2.05   Promus Employee Stock Purchase Plan.  . . . . . . . . .  19
    (a) Calculation of Bonuses for Transferred Employees For the Current
          Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . .  19
    (b) Payment of Bonuses for Current Plan Year  . . . . . . . . . . .  20
    (c) Harrah's Entertainment Bonus Plan . . . . . . . . . . . . . . .  20
    (d) No Right to Bonus Created . . . . . . . . . . . . . . . . . . .  20
 Section 2.07   Harrah's Entertainment Medical/Dental Plans . . . . . .  20
    (a) Liability for Claims  . . . . . . . . . . . . . . . . . . . . .  20
    (b) Continuation Coverage Administration  . . . . . . . . . . . . .  20
    (c) Continuation Coverage Claims  . . . . . . . . . . . . . . . . .  20
    (d) Liability for Medical Retirees  . . . . . . . . . . . . . . . .  21
 Section 2.08   PHC Medical/Dental Plans  . . . . . . . . . . . . . . .  21
    (a) Establishment of New PHC Medical/Dental Plans . . . . . . . . .  21
    (b) Harrah's Entertainment to Provide Information . . . . . . . . .  21
    (c) Liability for Claims  . . . . . . . . . . . . . . . . . . . . .  22
    (d) Continuation Coverage Administration  . . . . . . . . . . . . .  22
    (e) Continuation Coverage Claims  . . . . . . . . . . . . . . . . .  22
 Section 2.09   Vacation and Sick Pay Liabilities . . . . . . . . . . .  23
    (a) Division of Liabilities . . . . . . . . . . . . . . . . . . . .  23
    (b) Funded Reserves . . . . . . . . . . . . . . . . . . . . . . . .  23
    (c) Post-Distribution Transfers . . . . . . . . . . . . . . . . . .  23
 Section 2.10   Adjustments for Welfare Plans . . . . . . . . . . . . .  24
 Section 2.11   Preservation of Right To Amend or Terminate Plans . . .  24
 Section 2.12   Reimbursement . . . . . . . . . . . . . . . . . . . . .  24
 Section 2.13   Payroll Reporting and Withholding . . . . . . . . . . .  24
    (a) Form W-2 Reporting  . . . . . . . . . . . . . . . . . . . . . .  24
    (b) Forms W-4 and W-5 . . . . . . . . . . . . . . . . . . . . . . .  25
    (c) Garnishments, Tax Levies, Child Support Orders, and Wage
    Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
    (d) Authorizations for Payroll Deductions . . . . . . . . . . . . .  25
    (e) Withholding Taxes on Account of The Distribution to Promus
          Restricted Stockholders Who Are Transferred Employees . . . .  25

ARTICLE III LABOR AND EMPLOYMENT MATTERS  . . . . . . . . . . . . . . .  26
 Section 3.01   Separate Employers  . . . . . . . . . . . . . . . . . .  26
 Section 3.02   Employment Policies and Practices . . . . . . . . . . .  26

                                                                       Page
                                                                       ----


 Section 3.03   Collective Bargaining Agreements  . . . . . . . . . . .  26
 Section 3.04   Claims  . . . . . . . . . . . . . . . . . . . . . . . .  26
    (a) Scope . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
    (b) Employment-Related Claims . . . . . . . . . . . . . . . . . . .  26
    (c) Obligation to Indemnify . . . . . . . . . . . . . . . . . . . .  27
    (d) Pre-Distribution Employment-Related Claims  . . . . . . . . . .  27
    (e) Other Employment-Related Claims . . . . . . . . . . . . . . . .  28
    (f) Post-Distribution Employment-Related Claims . . . . . . . . . .  28
    (g) Special Matters . . . . . . . . . . . . . . . . . . . . . . . .  28
        (i) Medical Retirees  . . . . . . . . . . . . . . . . . . . . .  28
        (ii)    Promus Deferred Compensation Plan . . . . . . . . . . .  28
        (iii)   Administrative Services In Connection With The PHC
                  Savings And Retirement Plan . . . . . . . . . . . . .  28
        (iv)    Allocation of Group Insurance Reserves  . . . . . . . .  29
 Section 3.05   Funding of Union Plans  . . . . . . . . . . . . . . . .  29
 Section 3.06   Notice of Claims  . . . . . . . . . . . . . . . . . . .  29
 Section 3.07   Assumption of Unemployment Tax Rates  . . . . . . . . .  29
 Section 3.08   Intercompany Service Charge . . . . . . . . . . . . . .  29
 Section 3.09   Employees on Leave of Absence . . . . . . . . . . . . .  29
 Section 3.10   No Third Party Beneficiary Rights . . . . . . . . . . .  30
 Section 3.11   Attorney-Client Privilege . . . . . . . . . . . . . . .  30

ARTICLE IV  DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . .  30
 Section 4.01   Default . . . . . . . . . . . . . . . . . . . . . . . .  30
 Section 4.02   Force Majeure . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE V   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .  31
 Section 5.01   Relationship of Parties . . . . . . . . . . . . . . . .  31
 Section 5.02   Access to Information; Cooperation  . . . . . . . . . .  31
 Section 5.03   Assignment  . . . . . . . . . . . . . . . . . . . . . .  31
 Section 5.04   Headings  . . . . . . . . . . . . . . . . . . . . . . .  31
 Section 5.05   Severability of Provisions  . . . . . . . . . . . . . .  31
 Section 5.06   Parties Bound . . . . . . . . . . . . . . . . . . . . .  31
 Section 5.07   Notices . . . . . . . . . . . . . . . . . . . . . . . .  31
 Section 5.08   Further Action  . . . . . . . . . . . . . . . . . . . .  32
 Section 5.09   Waiver  . . . . . . . . . . . . . . . . . . . . . . . .  32
 Section 5.10   Governing Law . . . . . . . . . . . . . . . . . . . . .  32
 Section 5.11   Consent to Jurisdiction . . . . . . . . . . . . . . . .  32
 Section 5.12   Entire Agreement  . . . . . . . . . . . . . . . . . . .  32

                EMPLOYEE BENEFITS & OTHER EMPLOYMENT MATTERS
                --------------------------------------------
                            ALLOCATION AGREEMENT
                            --------------------


          THIS EMPLOYEE BENEFITS & OTHER EMPLOYMENT MATTERS ALLOCATION AGREEMENT ("Agreement") is made and entered into as of June ___, 1995, by and between THE PROMUS COMPANIES INCORPORATED, a Delaware corporation ("Promus"), to be known as HARRAH'S ENTERTAINMENT, INC. after the spin off of Promus' hotel business, and PROMUS HOTEL CORPORATION, a Delaware corporation ("PHC", and collectively with Promus, the "Parties"), effective as of the Distribution Date (as herein after defined).


                              R E C I T A L S

          WHEREAS, subject to shareholder approval and certain other conditions, Promus intends to spin-off its hotel business by distributing a special dividend of one share of PHC Common Stock per two shares of Promus Common Stock to the holders of shares of Promus Common Stock (the
"Distribution"); and

          WHEREAS, in connection with said spin-off, PROMUS and PHC have entered into a Distribution Agreement (the "Distribution Agreement"); and

          WHEREAS, pursuant to the aforesaid Distribution Agreement, Promus and PHC have agreed to enter into an agreement allocating responsibilities with respect to employee compensation, benefits, labor and certain other employment matters pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Promus and PHC agree as follows:


                                 ARTICLE I

                                DEFINITIONS

          Section 1.01   Definitions.  As used in this Agreement, the
                         -----------
following terms shall have the meanings indicated below:

          Aggregate Spread:  the difference between the exercise price of a
          ----------------
Promus Stock Option and the Pre-Distribution Stock Price, multiplied by the number of shares covered by such Promus Stock Option remaining unexercised on the Cut-off Date.

          Asset Transfer Agreement:  the Asset Transfer Agreement, dated as
          ------------------------
of     , 1995 between the Trustees of the Promus Savings and Retirement
   ----
Plan and the Trustees of the PHC Savings and Retirement Plan, which provides for the spin-off of that portion of the Promus Savings and Retirement Plan attributable to Transferred Employees and Hotel Terminees to the PHC Savings and Retirement Plan.

          Assumed Deferred Compensation Liabilities:  all liabilities and
          -----------------------------------------
obligations of Promus to Transferred Employees accrued through the Cut-off Date with respect to the Promus Executive Deferred Compensation Plan and the Promus Deferred Compensation Plan, along with earnings required to be credited to account balances included therein through the Cut-off Date, to be assumed by PHC in accordance with Section 2.03.

          Base Matching Contribution:  the base matching contribution of
          --------------------------
Promus under the Promus Savings and Retirement Plan (as provided in the Promus Savings and Retirement Plan document).

          COBRA:    Code Section 4980B and ERISA Sections 601 through 608,
          -----
establishing employer requirements for continuation of health care benefits for the benefit of certain current and former employees or dependents thereof.

          Code:  the Internal Revenue Code of 1986, as amended, or any
          ----
successor legislation.

          Collective Bargaining Agreement:  any collective bargaining
          -------------------------------
agreement or other labor agreement to which Promus or any of its subsidiaries or affiliates was a party on or before the Cut-off Date.

          Commission:  the Securities and Exchange Commission.
          ----------

          Common Stock:  the common stock of Promus, Harrah's Entertainment
          ------------
or PHC, as more specifically described below:

               (i)  Employer Common Stock:  Harrah's Entertainment Common
                    ---------------------
Stock in the case of Retained Employees and Promus Terminees and PHC Common Stock in the case of PHC Employees; or

               (ii) Harrah's Entertainment Common Stock:  the common stock,
                    -----------------------------------
par value $0.10 per share, of Harrah's Entertainment after the Distribution Date; or

               (iii)PHC Common Stock:  the common stock, par value
                    ----------------
$0.10 per share, of PHC; or

               (iv) Promus Common Stock:  the common stock, par value $0.10
                    -------------------
per share, of Promus prior to the Distribution Date.

          Conversion Award:  an award of an option to acquire Common Stock
          ----------------
made to a Transferred Employee or a Retained Employee to reflect the effect of the Distribution on awards of Promus Stock Options held on the Cut-off Date, in accordance with Section 2.04.

          Current Plan Year:  the plan year or fiscal year, to the extent
          -----------------
applicable with respect to any Plan, during which the Distribution occurs.

          Cut-off Date:  the Distribution Date.
          ------------

          Deferred Compensation Plan:  a plan of deferred compensation that
          --------------------------
is not intended to be tax-qualified under Section 401(a) of the Code and that is maintained for Employees of Promus and their beneficiaries, or for Employees of Harrah's Entertainment or PHC and their beneficiaries, as described below:

               (i)  Harrah's Entertainment Deferred Compensation Plan:  the
                    -------------------------------------------------
Promus Deferred Compensation Plan, as continued by Harrah's Entertainment pursuant to Section 2.03(b) after the Distribution Date for eligible Harrah's Employees, Harrah's Entertainment Directors and any Promus Terminees receiving benefits or entitled to receive deferred benefits under the Promus Deferred Compensation Plan; or

               (ii) Harrah's Entertainment Executive Deferred Compensation
                    ------------------------------------------------------
Plan:   the Promus Executive Deferred Compensation Plan, as continued by
- ----
Harrah's Entertainment pursuant to Section 2.03(b) after the Distribution Date for eligible Harrah's Employees, Harrah's Entertainment Directors and any Promus Terminees receiving benefits or entitled to receive deferred benefits under the Promus Executive Deferred Compensation Plan; or

               (iii)PHC Deferred Compensation Plan:  the Promus Hotel
                    ------------------------------
Corporation 1995 Deferred Compensation Plan for eligible PHC Employees
(and eligible PHC Directors for the remainder of the Current Plan
Year and with respect to cash compensation in any succeeding Plan Year); or

               (iv) PHC Executive Deferred Compensation Plan:  the Promus
                    ----------------------------------------
Executive Deferred Compensation Plan for eligible PHC Employees; or

               (v)  Promus Deferred Compensation Plan:  The Promus
                    ---------------------------------
Companies Incorporated Deferred Compensation Plan dated October 16, 1991, for Promus Employees (and eligible Promus Directors for the remainder of the Current Plan Year and with respect to cash compensation in any succeeding Plan Year); or

               (vi) Promus Executive Deferred Compensation Plan:  The
                    -------------------------------------------
Promus Companies Incorporated Executive Deferred Compensation Plan for eligible Promus Employees or Promus Directors (for the remainder of the Current Plan Year).

          Director:  a member of the Board of Directors of Harrah's
          --------
Entertainment, Promus or PHC, as the context indicates.

          Discretionary Matching Contribution:  the employer discretionary
          -----------------------------------
matching contribution under the Employer's Savings and Retirement Plan, as may be determined by the Chief Executive Officer in his sole and absolute discretion.

          Distribution Agreement:  the agreement described in the second
          ----------------------
recital of this Agreement.

          Distribution Date:  the date on which the Distribution occurs.
          -----------------

          Distribution Record Date:  June 21, 1995.
          ------------------------

          Employee:  an individual who is identified as being in any of the
          --------
following categories:

               (i)  Harrah's Employee:  any individual who is (a) a
                    -----------------
Retained Employee, or (b) not a Retained Employee but becomes an employee of Harrah's Entertainment on or after the Distribution Date; or

               (ii) Hotel Terminee:     any Promus Terminee who, as of
                    --------------
January 1, 1995 had terminated his employment with Promus within the five consecutive years preceding that date or who had terminated his employment with Promus between January 1, 1995 and the Distribution Date and whose remaining account balances as of the Distribution Date under the Promus Savings and Retirement Plan are entirely unvested and whose last employment with Promus was primarily related to a Transferred Business; or

               (iii)PHC Employee:  any individual who is (a) a
                    ------------
Transferred Employee, or (b) not a Transferred Employee but becomes an employee of PHC on or after the Distribution Date; or

               (iv) Promus Employee:  any individual who is an employee of
                    ---------------
Promus prior to the Distribution Date; or

               (v)  Promus Terminee:  any individual formerly employed by
                    ---------------
Promus who terminated such employment prior to the Distribution Date, including but not limited to any Promus employee or director who has retired prior to the Distribution Date; or

               (vi) Retained Employee:  any individual who immediately
                    -----------------
prior to the Distribution was a Promus Employee and who is an Employee of Harrah's Entertainment immediately following the Distribution; or

               (vii)     Transferred Employee:  any individual who
                         --------------------
immediately prior to the Distribution was a Promus Employee and whose employment, immediately after the Distribution, is to be transferred to PHC pursuant to the Spin-off. It also includes any director of Promus who resigns from the Promus Board before the Distribution and concurrently or within 90 days thereafter is elected to the PHC Board.

          Employee Bonus Plan:  a plan providing incentive compensation to
          -------------------
eligible Employees based upon achievement of performance criteria by the Employer or the operating unit of the Employer to which the Employee is assigned, as more particularly described below:

               (i)  Harrah's Entertainment Bonus Plan:  the Promus Bonus
                    ---------------------------------
Plan as renamed and continued by Harrah's Entertainment after the Distribution; or

               (ii) PHC Bonus Plan:  the Promus Hotel Corporation Annual
                    --------------
Management Bonus Plan, as established by PHC pursuant to Section 2.06, effective as of the Distribution Date; or

               (iii)Promus Bonus Plan:  The Promus Companies
                    -----------------
Incorporated Annual Management Bonus Plan as in effect on the Distribution
Date.

          Employer: Harrah's Entertainment, PHC or Promus, as the context
          --------
indicates.

          Employer Restricted Stock Plan:  a plan which provides for awards
          ------------------------------
of additional compensation to key Employees and non-employee Directors in the form of shares of Employer Restricted Stock, as described below:

               (i)  Harrah's Entertainment Restricted Stock Plan:  the
                    --------------------------------------------
Harrah's Entertainment, Inc. 1990 Restricted Stock Plan, as the Promus Restricted Stock Plan shall be renamed and continued immediately after the Distribution pursuant to Section 2.04(b).

               (ii) PHC Restricted Stock Plan:  the Promus Hotel
                    -------------------------
Corporation 1995 Restricted Stock Plan as established by PHC effective as of the Distribution pursuant to Section 2.04(a).

          Employer Stock Option Plan:  a plan which provides for awards
          --------------------------
of additional compensation to eligible Employees in the form of nonqualified or incentive options to purchase Employer Common Stock, as more particularly described below:

               (i)  Harrah's Entertainment Stock Option Plan:  the
                    ----------------------------------------
Harrah's Entertainment, Inc. 1990 Stock Option Plan, as the Promus Stock Option Plan shall be renamed and continued by Harrah's Entertainment immediately after the Distribution pursuant to Section 2.04(b); or

               (ii) PHC Stock Option Plan:  the Promus Hotel Corporation
                    ---------------------
1995 Stock Option Plan, as established by PHC pursuant to Section 2.04(a).

          ERISA:  the Employee Retirement Income Security Act of 1974, as
          -----
amended, or any successor legislation.

          Existing Stock Plans:  certain stock-based compensation plans
          --------------------
maintained by Promus prior to the Distribution Date for eligible Promus Employees and eligible Promus Directors, as described below:

               (i)  Promus Restricted Stock Plan:  the Promus Companies
                    ----------------------------
Incorporated 1990 Restricted Stock Plan, a plan which provides for awards of additional compensation to key Employees and non-Employee Directors in the form of shares of Promus Restricted Stock; and

               (ii) Promus Stock Option Plan:  the Promus Companies
                    ------------------------
Incorporated 1990 Stock Option Plan, which provides for awards of non-qualified and incentive stock options to eligible Promus Employees.

          Harrah's Entertainment:  Harrah's Entertainment, Inc., a Delaware
          ----------------------
corporation (to which Promus shall change its name after the spin-off of Promus' hotel business), or any of its direct or indirect subsidiaries.

          Harrah's Entertainment Stock Option:  an option to purchase Harrah's
          -----------------------------------
Entertainment Common Stock pursuant to the Harrah's Entertainment Stock Option Plan.

          HMO:  any health maintenance organization organized under 42
          ---
U.S.C. Sec. 300e-9, or a state health maintenance organization statute that provides medical services for Retained Individuals or PHC Individuals under any Plan.

          Human Resources Committee:  the Human Resources Committee of the
          -------------------------
Board of Directors of Promus, Harrah's Entertainment or PHC, as the context indicates.

          IRS:  the Internal Revenue Service.
          ---

          Medical/Dental Plan:  a Welfare Plan providing health benefits to
          -------------------
Employees and their dependents as described below:

               (i)  Harrah's Entertainment Medical/Dental Plans:  the
                    -------------------------------------------
Promus Medical/Dental Plans as renamed and continued by Harrah's Entertainment after the Distribution pursuant to Section 2.07; or

               (ii) PHC Medical/Dental Plans:  the Medical/Dental Plans to
                    ------------------------
be established by PHC in accordance with Section 2.08(a); or

               (iii)Promus Medical/Dental Plans:  any Medical/Dental
                    ---------------------------
Plans maintained prior to the Distribution Date for Promus Individuals.

          Medical Retirees:  any Promus Terminee (or dependent or
          ----------------
beneficiary thereof) who was retired or disabled on or before the Cut-off Date, and who was receiving or other-wise entitled to receive Retiree Medical/Dental Benefits, other than, or in addition to, coverage mandated by COBRA, as a retiree (or dependent or beneficiary thereof) under any Promus Medical/Dental Plan immediately prior to the Distribution.

          PHC:  Promus Hotel Corporation, a Delaware corporation, or any of
          ---
its direct or indirect subsidiaries.

          PHC Individual:  any individual who (i) is a Transferred Employee,
          --------------
or (ii) a PHC Employee, or (iii) is a dependent or beneficiary of any individual described in clause (i) or (ii).

          PHC Participant:  as defined in Section 2.02(a).
          ---------------

          PHC Stock Option: an option to purchase PHC Common Stock pursuant
          ----------------
to the PHC Stock Option Plan.

          Plan:  any plan, policy, arrangement, contract or agreement
          ----
providing compensation benefits for any group of Employees or former Employees or individual Employee or former Employee, or the dependents or beneficiaries of any such Employee or former Employee, whether formal or informal or written or unwritten, and including, without limitation, any means, whether or not legally required, pursuant to which any benefit is provided by an Employer to any Employee or former Employee or the beneficiaries of any such Employee or former Employee, adopted or entered into by a Party prior to, or upon, the Distribution. The term "Plan" as used in this Agreement does not include any contract, agreement or understanding entered into by Promus prior to the Distribution or Harrah's Entertainment or PHC after the Distribution relating to settlement of actual or potential Employee related litigation claims.

          Post-Conversion Stock Price:  the average of the per share New York
          ---------------------------
Stock Exchange closing prices of PHC Common Stock or Harrah's Entertainment Common Stock, as the context indicates, during the ten-trading day period immediately following the Distribution Date.

          Pre-Distribution Stock Price:  the New York Stock Exchange
          ----------------------------
closing price per share for Promus Common Stock on the Distribution Date (before giving effect to the Distribution).

          Prior Plan Year:  a plan year or fiscal year or portion thereof,
          ---------------
to the extent applicable with respect to any Plan, ending on or prior to the Cut-off Date.

          Promus:  The Promus Companies Incorporated, a Delaware
          ------
corporation (which will be renamed Harrah's Entertainment, Inc. effective as of the Distribution Date), or any of its direct or indirect subsidiaries.

          Promus Employee Stock Purchase Plan:  that certain arrangement
          -----------------------------------
between Promus and Merrill Lynch which provides Promus Employees with the opportunity to purchase Promus Common Stock in market transactions at reduced commissions, the cost of such commissions being borne by Promus.

          Promus Individual:  any individual who is (i) a Promus Employee,
          -----------------
(ii) a Promus Terminee, or (iii) a dependent or beneficiary of any individual specified in clauses (i) or (ii).

          Promus Stock Option:  an option to purchase Promus Common Stock
          -------------------
pursuant to the Promus Stock Option Plan.

          Qualified Beneficiary:  an individual (or dependent thereof) who
          ---------------------
either (1) experiences a "qualifying event" (as that term is defined in Code Section 4980B(f)(3) and ERISA Section 603) while a participant in any Medical/Dental Plan, or (2) becomes a "qualified beneficiary" (as that term is defined in Code Section 4980B(g)(1) and ERISA 607(3)) under any Medical/Dental Plan, and who is included in any one of the following categories:

               (i)  Harrah's Entertainment Qualified Beneficiary:  any
                    --------------------------------------------
Retained Individual (or dependent thereof) who, on or before the Cut-off Date, was a Qualified Beneficiary under any Promus Medical/Dental Plan; or

               (ii) PHC Qualified Beneficiary:  any Transferred Individual
                    -------------------------
(or dependent thereof) who, on or before the Cut-off Date, was a Qualified Beneficiary under any Promus Medical/Dental Plan; or

               (iii)Promus Qualified Beneficiary:  any Promus Individual
                    ----------------------------
who, immediately following the Distribution, is not a Harrah's Entertainment Qualified Beneficiary or a PHC Qualified Beneficiary and who, immediately prior to the Distribution, was a Qualified Beneficiary under any Promus Medical/Dental Plan.

          Rabbi Trust:  a trust maintained by an Employer which holds
          -----------
assets to satisfy certain contingent or deferred payment obligations of an Employer to an Employee under a Deferred Compensation Plan or severance agreement with such Employee, as more particularly described below:

               (i)  Harrah's Entertainment Rabbi Trust:  the Promus Rabbi
                    ----------------------------------
Trust as renamed, amended and continued by Harrah's Entertainment immediately after the Distribution; or

               (ii) PHC Rabbi Trust:  the Escrow Agreement to be entered
                    ---------------
into between PHC and NationsBank effective immediately after the Distribution; or

               (iii)     Promus Rabbi Trust:  the Escrow Agreement dated
                         ------------------
February 6, 1990, between Promus and NationsBank (formerly Sovran Bank), as amended.

          Restricted Stock:  shares of Employer Common Stock issued
          ----------------
pursuant to an Employer Restricted Stock Plan.

          Retained Business:  any business or operation of Promus or its
          -----------------
subsidiaries which is, pursuant to the Distribution Agreement, to be conducted, following the Distribution, by Harrah's Entertainment.

          Retained Individual:  any individual who (i) is a Retained
          -------------------
Employee, or (ii) is, as of the Cut-off Date, a Promus Terminee whose last employment with Promus or subsidiary of Promus was with a Retained Business, or (iii) is a dependent or beneficiary of any individual described in clause
(i) or (ii).

          Retiree Medical/Dental Benefits:  health, medical and dental
          -------------------------------
benefits provided to a Promus Terminee (or a dependent or beneficiary thereof) who is a retiree under any Promus Medical/Dental Plan, not including any coverage mandated by COBRA.

          Savings and Retirement Plan:  any of the following Plans, as the
          ---------------------------
context indicates, maintained pursuant to Section 401(a) of the Code:

               (i)  Harrah's Entertainment Savings and Retirement Plan:
                    --------------------------------------------------
the Promus Savings and Retirement Plan, as renamed, amended and continued after the Distribution Date pursuant to Section 2.02(g); or

               (ii) Promus Savings and Retirement Plan:  The Promus
                    ----------------------------------
Companies Incorporated Savings and Retirement Plan, as maintained by Promus immediately prior to the Distribution Date; or

               (iii)PHC Savings and Retirement Plan:  the Savings and
                    -------------------------------
Retirement Plan established by PHC pursuant to Section 2.02(a) as of the Distribution Date primarily for the benefit of PHC Employees.

          Service Credit:  the period taken into account under any Plan for
          --------------
purposes of determining length of service or plan participation to satisfy eligibility, vesting, benefit accrual and similar requirements under such Plan.

          Stock Option:  a nonqualified or incentive option to purchase
          ------------
Employer Common Stock under an Employer Stock Option Plan.

          Stock Plan:  a stock-based compensation plan maintained by an
          ----------
Employer for the benefit of its Employees.

          Transferred Business:  any business or operation of Promus or its
          --------------------
subsidiaries which is, pursuant to the Distribution Agreement, to be conducted by PHC immediately following the Distribution.

          Transferred Individual:  any individual who (i) is a Transferred
          ----------------------
Employee or (ii) is, as of the Cut-off Date, a Promus Terminee (x) whose last employment with Promus or a subsidiary of Promus was with a Transferred Business or (y) whose employment with Promus was primarily related to the hotel business to be conducted by PHC after the

Distribution, or (iii) is a dependent or beneficiary of any individual described in clause (i) or (ii).

          Welfare Plan:  any Plan which provides medical, health,
          ------------
disability, accident, life insurance, death, dental or any other welfare benefit, including, without limitation, any post-employment benefit, but excluding vacation benefits covered under Section 2.09.

          Section 1.02   Other Terms.  Any capitalized terms used herein
                         -----------
but not defined herein shall have the meaning set forth in the Distribution Agreement.

          Section 1.03   Certain Constructions.  References to the singular
                         ---------------------
in this Agreement shall refer to the plural and vice-versa and references to the masculine shall refer to the feminine and vice-versa.

          Section 1.04   Sections.  References to a "Section" are, unless
                         --------
otherwise specified, to one of the Sections of this Agreement.

          Section 1.05   Survival.  Obligations described in this Agreement
                         --------
shall remain in full force and effect and shall survive the Distribution
Date.


                                 ARTICLE II

                             EMPLOYEE BENEFITS

          Section 2.01   Employment.
                         ----------

               (a)  Allocation of Responsibilities on Distribution Date.
                    ---------------------------------------------------
On the Distribution Date, except to the extent retained or assumed by Harrah's Entertainment under this Agreement or any other agreement relating to the Distribution, PHC shall retain or assume, as the case may be, responsibility as employer for the Transferred Employees. On the Distribution Date, except to the extent retained or assumed by PHC under this Agreement or any other agreement relating to the Distribution, Harrah's Entertainment shall retain or assume, as the case may be, responsibility as employer for the Retained Employees. The assumption or retention of responsibility as employer by Harrah's Entertainment or PHC described in this Section 2.01 shall not, of itself, constitute a severance or a termination of employment under any Plan of severance maintained by Promus nor shall it constitute a change of control of Promus for purposes of any Plan.

               (b)  Assumption of Liabilities on Distribution Date:  Except
                    ----------------------------------------------
as specifically provided in this Agreement, or as otherwise agreed by the
Parties:

                    (i) Immediately following the Distribution, Harrah's Entertainment shall assume or retain, as the case may be, all benefit obligations and all related rights in connection with any Plan with respect to the Retained Employees
and Promus Terminees; provided, however, that with respect to such Retained
                      --------  -------
Employees or Promus Terminees who become employed by PHC after the Distribution, any benefit obligations and all related rights in connection with any Plan with respect to such employment with PHC shall be assumed by PHC; and

                    (ii) Immediately following the Distribution, PHC shall assume or retain, as the case may be, all benefit obligations and all related rights in connection with any Plan with respect to the Transferred Employees, and Harrah's Entertainment shall have no further liability with respect thereto; provided, however, that with respect to such Transferred Employees
- --------  -------
or Promus Terminees who return to employment with Harrah's Entertainment after the Distribution, any benefit obligations and all related rights in connection with any Plan with respect to such employment with Harrah's Entertainment shall be assumed by Harrah's Entertainment.

               (c)  Service Credits.
                    ---------------

                    (i) Distribution Date Transfers.  In connection with
                        ---------------------------
the Distribution and for purposes of determining Service Credits under any Plans, Harrah's Entertainment shall credit each Retained Employee and PHC shall credit each PHC Employee with such Employee's Service Credits and original hire date as reflected in the Promus payroll system records as of the Cut-off Date. Such Service Credits and hire date shall continue to be maintained as described herein for as long as the Employee does not terminate employment or as otherwise may be required by applicable law or any applicable Plan.

                    (ii) Post-Distribution Date Terminations.  Subject to
                         -----------------------------------
the provisions of applicable law and to Sections 2.01(d), 2.02(g), 2.03(c) and 2.09(c) herein (governing post-Distribution transfers through December
31, 1995), (x) PHC may, in the case of Transferred Employees, in its sole discretion, make such decisions as it deems appropriate with respect to determining Service Credits accrued after the Distribution Date for such Employees, and (y) Harrah's Entertainment may, in the case of Retained Employees, in its sole discretion, make such decisions as it deems appropriate with respect to determining Service Credits accrued after the Distribution Date for such Employees.

               (d)  Post-Distribution Date Transfers Through December 31,
                    -----------------------------------------------------
1995:  Notwithstanding any provision of this Agreement to the contrary,
- ----
except to the extent prohibited by law or any applicable agreement, where an Employee leaves the service of one Party to immediately begin employment with the other Party at any time on or before December 31, 1995, such Employee's accrued benefits, account balances, or other rights or interests, to the extent transferable, under any Plan maintained by the former Employer shall be transferred to the applicable Plan of the new Employer. The Parties hereby agree to amend any Plan to the extent necessary to comply with the preceding sentence of this Section 2.01(d). This Section 2.01(d) shall not apply to any benefits, balances, rights or interests of such Employees in any Employer Stock Option Plan or Employer Restricted Stock Plan.

          Section 2.02   Savings and Retirement Plans.
                         ----------------------------

               (a)  Establishment of PHC Savings and Retirement Plan.
                    ------------------------------------------------
Effective as of the Distribution Date, PHC shall take, or cause to be taken, all action necessary and appropriate to establish and administer a new Plan named the PHC Savings and Retirement Plan and Trust in substantially the form approved by the Promus Board of Directors at its April 5, 1995 meeting. The PHC Savings and Retirement Plan shall be a spin off of that portion of the Promus Savings and Retirement Plan which is attributable to (i) Transferred Employees who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Promus Savings and Retirement Plan ("PHC Participants"), and (ii) Hotel Terminees. PHC shall provide benefits under such PHC Savings and Retirement Plan after the Distribution for all such Transferred Employees and Hotel Terminees (and PHC Employees admitted to participation in such Plan after the Distribution) subject to the terms and provisions of such Plan. The PHC Savings and Retirement Plan shall be intended to qualify for tax-favored treatment under Sections 401(a) and 401(k) of the Code and to comply with the requirements of ERISA.

               (b)  Obligation to Make Base Matching Contribution.
                    ---------------------------------------------
Effective as of the Cut-off Date, PHC shall assume, and shall be solely responsible for, Promus's obligation to make payment of the Base Matching Contributions to the account of any Transferred Employee who is a participant under the Promus Savings and Retirement Plan for the portion of the Current Plan Year ending on the Cut-off Date. For the remainder of the 1995 Plan Year (the Distribution Date through December 31, 1995) the rate of Base Matching Contributions made to the PHC Savings and Retirement Plan will continue at the same rate that Base Matching Contributions are made prior to the Distribution under the Promus Savings and Retirement Plan. Commencing with the 1996 Plan Year, Base Matching Contributions under the PHC Savings and Retirement Plan will be as set forth in such Plan as it may be amended or, with respect to discretionary contributions (including Discretionary Matching Contributions) at the sole determination of the PHC Chief Executive Officer or the PHC Human Resources Committee, or as otherwise provided in such Plan.

               (c)  Transfer and Acceptance of Account Balances.  As soon
                    -------------------------------------------
as practicable after the Distribution Date, Harrah's Entertainment shall cause the trustees of the Harrah's Entertainment Savings and Retirement Plan to transfer to the trustees or other funding agent of the PHC Savings and Retirement Plan the amounts (in cash, securities, other property or a combination thereof) representing the account balances of all PHC Participants and Hotel Terminees, said amounts to be established as account balances or accrued benefits of such individuals under the PHC Savings and Retirement Plan. Each such transfer shall comply with Section 414(1) of the Code and the requirements of ERISA and the regulations promulgated thereunder. PHC shall cause the trustees or other funding agent of the PHC Savings and Retirement to accept the plan-to-plan transfer from the Harrah's

Entertainment Savings and Retirement Plan trustees, and to credit the accounts of such Transferred Employees and Hotel Terminees under the PHC Savings and Retirement Plan with amounts transferred on their behalf, as provided in an Asset Transfer Agreement between the plans. On and after the Distribution Date, PHC shall be responsible for guaranteeing the recovery of the April 11, 1991 balances of the Executive Life investment of Transferred Employees and Hotel Terminees to the extent required by Addendum A to the PHC Savings and Retirement Plan and pursuant to the applicable closing agreement with the IRS related thereto.

               (d)  Harrah's Entertainment to Provide Information.
                    ---------------------------------------------
Harrah's Entertainment shall provide PHC, as soon as practicable after the Distribution Date (with the cooperation of PHC to the extent that relevant information is in the possession of PHC, and in accordance with Section 5.02), with a list of Transferred Employees and Hotel Terminees who, to the best knowledge of Harrah's Entertainment, were participants in or otherwise entitled to benefits under the Promus Savings and Retirement Plan on the Cut-off Date, together with a listing of each participant's Service Credits under such Plan and a listing of each such Transferred Employee's or Hotel Terminee's account balance thereunder, and each Transferred Employee's investment election and beneficiary designation. Harrah's Entertainment shall, as soon as practicable after the Distribution Date and in accordance with Section 5.02, provide PHC with such additional information in the possession of Harrah's Entertainment (and not already in the possession of PHC) as may be reasonably requested by PHC and necessary for PHC to administer effectively the PHC Savings and Retirement Plan.

               (e)  Regulatory Filings.  PHC and Harrah's Entertainment
                    ------------------
shall, in connection with the plan-to-plan transfer described in Section 2.02(c), cooperate in making any and all appropriate filings required by the Commission or the IRS, or required under the Code or ERISA or any applicable securities laws and the regulations thereunder, and take all such action as may be necessary and appropriate to cause such plan-to-plan transfer to take place as soon as practicable after the Distribution Date or otherwise when required by law. Further, PHC shall seek a favorable IRS determination letter that the PHC Savings and Retirement Plan, as organized, satisfies all qualification requirements under Section 401(a) of the Code. Notwithstanding the foregoing, such plan-to-plan transfers shall take place pending issuance of such favorable determination letter. PHC and Harrah's Entertainment shall each make any necessary amendments on a retroactive basis to the PHC Savings and Retirement Plan or the Harrah's Entertainment Savings and Retirement Plan, respectively, as required by the IRS to issue the favorable determination letter described above.

               (f)  Account Balances of Retained Employees:  Except as
                    --------------------------------------
provided in Section 2.02(a), on the Distribution Date, Harrah's Entertainment shall retain sole responsibility for all liabilities and obligations under the Promus Savings and Retirement Plan (including but not limited to, liabilities and obligations to Promus Terminees except as to accounts of Hotel Terminees that are transferred to the PHC Savings and Retirement Plan pursuant to Section 2.02(c)), and PHC shall have no liability or obligation with respect thereto. As soon as practicable after the Distribution Date, Harrah's Entertainment shall take, or cause to be taken, all action necessary and appropriate to amend and rename the Promus Savings and Retirement Plan as the "Harrah's Entertainment Savings and Retirement Plan". Harrah's Entertainment shall provide future benefits thereunder accruing after the

Cut-off Date for all Retained Employees who, on the Cut-off Date, were participants in or otherwise entitled to benefits under the Promus Savings and Retirement Plan and for Harrah's Employees who are admitted to participate in the Harrah's Entertainment Savings and Retirement Plan on or after the Distribution Date.

               (g)  Post-Distribution Employment Transfers.  To
                    --------------------------------------
the extent permitted by applicable law, the accounts in the Harrah's Entertainment Savings and Retirement Plan of any Retained Employee or Harrah's Employee who transfers employment to PHC on or prior to December 31, 1995 (or, only with respect to Retained Employees or Harrah's Employees who work in the Harrah's Entertainment Information Technology Department and who transfer to a similar position with PHC, thirty months following the Distribution), or through such extended period as may be agreed by Promus (or Harrah's Entertainment) and PHC with respect to any Employee or group of Employees, may be transferred to the PHC Savings and Retirement Plan. The business operation or business unit from which such employee terminates employment shall promptly notify the administrator of the Savings and Retirement Plan in which any such employee participates of the occurrence of any transfers subject to the provisions of this Section 2.02(g). To the extent necessary, the Harrah's Entertainment Savings and Retirement Plan and the PHC Savings and Retirement Plan will be amended to permit such transfers.


          Section 2.03   Deferred Compensation Plans.
                         ---------------------------

               (a)  PHC Deferred Compensation Plans.  Effective as of the
                    -------------------------------
Distribution Date, PHC shall assume or retain sponsorship of and shall be solely responsible for all Assumed Deferred Compensation Liabilities, and Harrah's Entertainment shall transfer to the PHC Rabbi Trust an amount of assets held in the Promus Rabbi Trust sufficient to fund the Assumed Deferred Compensation Liability with approximately the same relative funding coverage as existed immediately prior to the Distribution. Upon completion of such transfer, Harrah's Entertainment shall have no additional liability or obligation with respect to the Assumed Deferred Compensation Liabilities. Except as otherwise provided herein,

PHC shall not be responsible for any liabilities or obligations of Promus or Harrah's Entertainment under any Deferred Compensation Plan. Effective as of the Distribution Date, the PHC Board of Directors shall adopt the PHC Executive Deferred Compensation Plan and the PHC Deferred Compensation Plan and shall provide future deferred compensation benefits thereunder accruing after the Cut-off Date for all Transferred Employees, (or any beneficiaries of such Transferred Employee) who, on the Cut-off Date, were participants in or otherwise entitled to current or deferred benefits under the Promus
Executive Deferred Compensation Plan or the Promus Deferred Compensation
Plan, as the case may be, and for PHC Employees and PHC Directors who are admitted to participate therein on or after the Distribution Date. PHC shall be responsible for all reporting and withholding obligations relating to the Assumed Deferred Compensation Liabilities with respect to pay-outs made after the Cut-off Date to PHC Employees who, on the Cut-off Date, were participants in or otherwise entitled to benefits under the Promus
Executive Deferred Compensation Plan. All accrued benefits, rights and service credit shall carry over from the Promus Deferred Compensation Plans to the PHC Deferred Compensation Plans. Any such Director who retires from the Promus Board prior to the Distribution and commences service on the PHC
Board within 90 days of such retirement shall be credited with and vested in the Retirement Rate (as described in the PHC Executive Deferred Compensation
Plan) under the PHC Executive Deferred Compensation Plan, which Retirement Rate for the Current Plan Year and all prior plan years shall be the same as the Retirement Rate under the Promus Executive Deferred Compensation Plan for each corresponding plan year.

               (b)  Harrah's Entertainment Deferred Compensation Plans.
                    --------------------------------------------------
Except as provided in Section 2.03(a), on the Distribution Date, Harrah's Entertainment shall retain sole responsibility for all liabilities and obligations under the Promus Deferred Compensation Plans (including but not limited to, liabilities and obligations to Promus Terminees or their beneficiaries), and PHC shall have no liability or obligation with respect thereto. As soon as practicable after the Distribution Date, Harrah's Entertainment shall take, or cause to be taken, all action necessary and appropriate to amend and rename the Promus Executive Deferred Compensation Plan and the Promus Deferred Compensation Plans as the "Harrah's Entertainment, Inc. Executive Deferred Compensation Plan" and the "Harrah's Entertainment, Inc. Deferred Compensation Plan" (collectively, the
"Retained Deferred Compensation Plans"). Harrah's Entertainment shall provide future benefits thereunder accruing after the Cut-off Date for all Retained Employees, Promus Directors, Promus Terminees and Harrah's Entertainment Directors who, on the Cut-off Date, were participants in or otherwise entitled to benefits under the Retained Deferred Compensation Plans and for Harrah's Employees and eligible Harrah's Entertainment Directors who are admitted to participate therein on or after the Distribution Date. All accrued benefits, rights and Service Credit shall continue under the Retained Deferred Compensation Plans.

               (c)  Post-Distribution Employment Transfers Through December
                    -------------------------------------------------------
31, 1995.  For purposes of determining whether a termination of employment
- --------
has occurred under the Promus Executive Deferred Compensation Plan or the Promus Deferred Compensation Plan, termination of employment shall not be deemed to occur where an Employee leaves the service of PHC or Harrah's Entertainment to immediately begin employment with Harrah's Entertainment or PHC, respectively, at any time on or before December 31, 1995 (i.e., leaving Harrah's Entertainment employment to work for PHC, or leaving PHC employment to work for Harrah's Entertainment); in any such case, the business operation or business unit from which such Employee terminates employment shall promptly notify the administrator of the Deferred Compensation Plan in which such Employee participates of the occurrence of any termination subject to the provisions of this Section 2.03(c).
Whichever Party is the former Employer shall inform the successor Employer of any termination of employment of such transferred Employee, and the former Employer shall inform the Plan administrator of the applicable Deferred Compensation Plan in which such transferred Employee was a participant. Upon such transfer of employment by such transferred Employee, the account balances of such Employee in the applicable Deferred Compensation Plan may be transferred to the applicable Deferred
Compensation Plan of the successor Employer in a manner complying with
Section 2.03(a) and the successor Employer shall be solely responsible for the payment of such account balances. This special rule shall apply both to the Assumed Deferred Compensation Liabilities and Retained Deferred Compensation Liabilities.

               (d)  Special Provisions With Respect To Allocation of
                    ------------------------------------------------
Deferred Compensation Liabilities of Michael D. Rose ("Mr. Rose").
- -----------------------------------------------------------------
Notwithstanding anything in this Section 2.03 to the contrary, Mr. Rose's Promus Executive Deferred Compensation Plan account balances as of the Distribution Date shall be prorated as follows:

                    (1)  Proration to Harrah's Entertainment Executive
                         ---------------------------------------------
Deferred Compensation Plan.  Harrah's Entertainment shall retain and be
- --------------------------
solely responsible for 58.33 percent of Mr. Rose's Promus Executive Deferred Compensation Plan account balance (the "Rose Retained Account Balance") and shall administer it under the Harrah's Entertainment Executive Deferred Compensation Plan. PHC shall have no liability or obligation with respect to the Rose Retained Account Balance.

                    (2)  Proration to PHC Executive Deferred Compensation
                         ------------------------------------------------
Plan.  Promus shall transfer to PHC 41.67 percent of Mr. Rose's Executive
- ----
Deferred Compensation Plan account balance (the "Rose Transferred Account Balance"), and PHC shall administer such balance under the PHC Executive Deferred Compensation Plan, unless otherwise agreed by the Parties. Harrah's Entertainment shall have no further liability or obligation with respect to the Rose Transferred Account Balance, unless otherwise agreed by the Parties.

                    (3)  Proration Applicable to Each Year of Deferral.
                         ---------------------------------------------
The percentage allocations under this Section 2.03(d) shall be applied to each year of deferral under the Promus Executive Deferred Compensation Plan and its accrued interest as of the Distribution Date. It is agreed Mr. Rose is vested at the Retirement Rate under the Executive Deferred Compensation Plans of both Parties.

          Section 2.04   Stock Plans.
                         -----------

               (a)  PHC Stock Plans.  Effective as of the Distribution
                    ---------------
Date, PHC shall take, or cause to be taken, all action necessary and appropriate to establish and administer new stock-based compensation plans named the "Promus Hotel Corporation 1995 Stock Option Plan" and the "Promus Hotel Corporation 1995 Restricted Stock Plan" in substantially the form approved by the Promus Board of Directors at its April 5, 1995 meeting.
PHC shall provide future benefits thereunder accruing after the Cut-off Date for all Transferred Employees and PHC Directors who, on the Cut-off Date, were participants in or otherwise entitled to benefits under the Existing Stock Plans and for PHC Employees and PHC Directors who are admitted to participate in the PHC Stock Plans on or after the Distribution Date.

               (b)  Harrah's Entertainment Stock Plans.  On the
                    ----------------------------------
Distribution Date, except with respect to shares surrendered for Replacement Shares (as defined below) and options replaced with PHC Stock Options, Harrah's Entertainment shall retain sole responsibility for all liabilities and obligations under the Existing Stock Plans, and PHC shall have no liability or obligation with respect thereto. As soon as practicable after the Distribution Date, Harrah's Entertainment shall take, or cause to be taken, all action necessary and appropriate to amend and rename the Promus Restricted Stock Plan and the Promus Stock Option Plan Plans as the "Harrah's Entertainment, Inc. 1990 Restricted Stock Plan" and the "Harrah's Entertainment, Inc. 1990 Stock Option Plan". Harrah's Entertainment shall provide future benefits thereunder accruing after the Cut-off Date for all Retained Employees and Harrah's Entertainment directors who, on the Cut-off Date, were participants in or otherwise entitled to benefits under the Existing Stock Plans and for Harrah's Employees and Harrah's Entertainment directors who are admitted to participate therein on or after the Distribution Date.

               (c)  Effect of the Distribution on Awards Made Prior to the
                    ------------------------------------------------------
Cut-off                  Date.
- --------                 ----

                    (i)  Restricted Stock.
                         ----------------

                         (A)  Dividend: All Employees who hold Restricted
                              --------
Stock as of the Distribution Record Date shall receive as part of the Distribution one unrestricted share of PHC Common Stock for every two shares of Promus Restricted Stock they hold. Fractional interests will be paid in cash. Shares of PHC Common Stock so received shall be unrestricted.

                         (B)  Harrah's Entertainment Restricted Stock:  As
                              ---------------------------------------
soon as possible after the Distribution, Retained Employees who have been granted shares of Promus Restricted Stock as of the Cut-off Date shall retain such shares, which shall become Harrah's Entertainment Common Stock. Shares so retained shall be subject to the same terms and conditions as the shares of Promus Restricted Stock surrendered in exchange therefor.

                         (C)  PHC Restricted Stock:  As soon as possible
                              --------------------
following the Distribution, Transferred Employees who have been granted shares of Promus Restricted Stock as of the Cut-off Date shall surrender such shares, and shall receive shares of PHC Restricted Stock in replacement thereof (the "Replacement Shares"). The number of Replacement Shares so received by a Transferred Employee shall be determined by multiplying the number of shares of Promus Restricted Stock held by such Employee by a fraction, the numerator of which is equal to the sum of the Pre-Distribution Stock Price minus one half of the PHC Post-Conversion Stock Price, and the denominator of which is the PHC Post-Conversion Stock Price. Fractional shares will not be awarded, rather, they will be rounded to the next highest share. The Replacement Shares shall be subject to the same terms and conditions as the shares of Promus Restricted Stock surrendered and replaced by such Replacement Shares.

                    (ii) Adjustment of Stock Options.  As soon as possible
                         ---------------------------
following the Distribution, each Employee who is a grantee of a nonqualified or incentive award of a Promus Stock Option shall receive for each such award a Conversion Award intended to maintain the Aggregate Spread of such Employee. Retained Employees shall receive Conversion Awards for options to purchase Harrah's Entertainment Common Stock, and Transferred Employees shall receive Conversion Awards for Options to purchase PHC Common Stock, pursuant to one of the following sets of formulas, as applicable:

                         (A)  Harrah's Entertainment Stock Options:
                              ------------------------------------

                              (1)  Number of Shares Subject to Options:
                                   -----------------------------------
The number of shares of Harrah's Entertainment Common Stock subject to a Harrah's Entertainment Stock Option held by a Retained Employee shall be determined by multiplying the number of shares of Promus Common Stock subject to Promus Stock Options held by such Employee by a fraction, the numerator of which is the Pre-Distribution Stock Price, and the denominator of which is the Post-Distribution Harrah's Entertainment Stock Price. Fractional shares shall be rounded to the next highest whole share.

                              (2)  Adjustment of Option Price:  The
                                   --------------------------
exercise price of a Conversion Award of a Harrah's Entertainment Stock Option held by a Retained Employee shall be determined by multiplying the exercise price of the Promus Stock Option from which it is being converted by a fraction, the numerator of which is the Harrah's Entertainment Post-Conversion Stock Price and the denominator of which is the Pre-Distribution Stock Price. The exercise price shall be rounded down to the next lowest whole cent.

                         (B)  PHC Stock Options:
                              -----------------

                              (1)  Number of Shares Subject to Options:
                                   -----------------------------------
The number of shares of PHC Common Stock subject to a PHC Stock Option held by a Transferred Employee shall be determined by multiplying the number of shares of Promus Common Stock subject to the Promus Stock Option held by such Employee by a fraction, the numerator of which is the Pre-Distribution Stock Price, and the denominator of which is the

Post-Distribution PHC Stock Price. Fractional shares shall be rounded to the next highest whole share.

                              (2)  Adjustment of Option Price:  The
                                   --------------------------
exercise price of a Conversion Award of a PHC Stock Option held by a Transferred Employee shall be determined by multiplying the exercise price of the Promus Stock Option from which it is being converted by a fraction, the numerator of which is the PHC Post-Conversion Stock Price and the denominator of which is the Pre-Distribution Stock Price. The exercise price shall be rounded down to the next lowest whole cent.

          Section 2.05   Promus Employee Stock Purchase Plan.    The Promus
                         ------------------------------------
Employee Stock Purchase Plan shall continue in effect after the Distribution and shall be renamed the "Harrah's Entertainment Employee Stock Purchase Plan". Transferred Employees who were participants in the Promus Employee Stock Purchase Plan shall no longer be eligible to participate in such plan. Harrah's Entertainment shall provide
Transferred Employees the opportunity to withdraw their investments from the Harrah's Entertainment Employee Stock Purchase Plan after the Distribution Date. PHC may, in its sole discretion and on terms it may determine, establish a similar Employee Stock Purchase Plan.

          Section 2.06   Employee Bonus Plans.
                         --------------------

               (a)  Calculation of Bonuses for Transferred Employees for
                    ----------------------------------------------------
the Current Plan Year.
- ---------------------

                    (i)  Calculation of Bonuses for Transferred Employees
                         ------------------------------------------------
Not Employed in a Transferred Business.  With respect to the Current Plan Year,
- --------------------------------------
Harrah's Entertainment shall credit to each Transferred Employee (and to each Harrah's Employee who terminates employment with Harrah's Entertainment to immediately begin employment with PHC after the Distribution Date but not later than December 31, 1995) currently employed by a division or operating unit of Promus which is not a Transferred Business a prorated portion of the bonus to which such Employee would be entitled under the Promus Bonus Plan determined as if such Employee had remained employed by Harrah's Entertainment for the entire Current Plan Year. Such bonus shall be prorated based upon the length of such Employee's employment with Promus and/or Harrah's Entertainment, as the case may be, during the Current Plan Year, pursuant to procedures adopted in that certain memorandum of understanding dated March 9, 1995 by and between Promus and PHC. PHC shall calculate such Transferred Employee's bonus under the PHC Bonus Plan in accordance with the terms of the PHC
Bonus Plan for the remainder of the Current Plan Year, prorated based upon the length of such Transferred Employee's employment with PHC for the Current Plan Year.

                    (ii) Calculation of Bonuses for Transferred Employees
                         ------------------------------------------------
Covered By Operating Unit Matrix.  Bonuses of Transferred Employees who are
- --------------------------------
employed by a division or operating unit that is a Transferred Business shall be calculated for the entire Current Plan Year, without proration, under the PHC Bonus Plan pursuant to the operating unit matrix established for such division or operating unit under the Promus Bonus Plan.

               (b)  Payment of Bonuses for Current Plan Year.  PHC shall
                    ----------------------------------------
pay to Transferred Employees the entire amount of the bonus as calculated by Harrah's Entertainment and PHC pursuant to Section 2.06(a). Harrah's Entertainment shall pay to PHC the portion of such bonus attributable to such Transferred Employee's employment with Promus and/or Harrah's Entertainment, as the case may be, during the Current Plan Year.

               (c)  Harrah's Entertainment Bonus Plan.  Harrah's
                    ---------------------------------
Entertainment shall assume and retain the Promus Annual Bonus Plan, which shall be renamed the "Harrah's Entertainment Annual Management Bonus Plan" and shall continue to provide benefits thereunder to eligible Harrah's Employees. Bonuses of Retained Employees shall be calculated and paid pursuant to the terms of the Harrah's Entertainment Bonus Plan, as such may be amended from time to time, during the Current Plan Year and any subsequent Plan Year.

               (d)  No Right to Bonus Created.  Bonuses may be awarded in
                    -------------------------
the absolute discretion of the Parties, subject to the terms of the applicable Employee Bonus Plan, and this section 2.06 shall not be construed as creating any right or entitlement in favor of any third party to receive any bonus under any Employee Bonus Plan.

          Section 2.07   Harrah's Entertainment Medical/Dental Plans.
                         -------------------------------------------

               (a)  Liability for Claims.  Except as otherwise provided
                    --------------------
herein, as of the Distribution Date, Harrah's Entertainment shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations related to claims assembled or incurred or premiums owed through the Cut-off Date in respect of any Retained Employee or any dependent or beneficiary hereof, Promus Terminee or any dependent beneficiary hereof and, with respect to CORBA, the Promus qualified beneficiary or Harrah's Entertainment Qualified Beneficiary (whether such claims are asserted or incurred before, on or after the Cut-off Date) under any Promus Medical/Dental Plan and claims asserted or incurred or premiums due after the Cut-off Date in respect of any Retained Employee or any dependent or beneficiary hereof, Promus Terminee or any dependent beneficiary hereof and, with respect to CORBA, the Promus qualified beneficiary or Harrah's Entertainment Qualified Beneficiary under any Harrah's Entertainment Medical/Dental Plan, and PHC shall have no liability or obligation with respect thereto.

               (b)  Continuation Coverage Administration.  As of the
                    ------------------------------------
Distribution Date, Harrah's Entertainment shall assume or retain and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, providing and administering the continuation coverage required by COBRA as it relates to any Promus Qualified Beneficiary or Harrah's Entertainment Qualified Beneficiary, except as provided in Section 2.08(d), and PHC shall have no liability or obligation with respect thereto.

               (c)  Continuation Coverage Claims.  As of the Distribution
                    -----------------------------
Date, and except as provided in Sections 2.08(a) and (e), Harrah's Entertainment shall assume or retain and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations in connection with claims asserted or incurred or premiums owed through the Cut-off Date under any Promus Medical/Dental Plan in respect of any Promus Qualified Beneficiary or and claims asserted or incurred or premiums owed after the

Cut-off Date under any Harrah's Entertainment Medical/Dental Plan in respect of any Promus Qualified Beneficiary or Harrah's Entertainment Qualified Beneficiary, and PHC shall have no liability or obligation with respect thereto. Through December 31, 1995, or through such other period to the extent required by COBRA, each Promus Qualified Beneficiary and each Harrah's Entertainment Qualified Beneficiary shall, to the extent applicable, for all purposes under any new Harrah's Entertainment Medical/Dental Plan (i) have coverage which is substantially comparable to that provided immediately prior to the Distribution Date, (ii) have no preexisting condition limitation imposed other than that which is or was already imposed under the applicable existing Plan, and (iii) be credited with or otherwise have taken into account, to the extent applicable, the expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits credited to such individual as of the Cut-off Date under the terms of the applicable existing Plan as if such expenses and usage had originally been credited to such individual under a Harrah's Entertainment Medical/Dental Plan.

               (d)  Liability for Medical Retirees.  As of the Distribution
                    ------------------------------
Date, Harrah's Entertainment shall assume or retain, as the case may be, and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations whatsoever in connection with claims asserted or incurred or premiums owed through or after the Cut-off Date under the retiree coverage provisions of any Promus Medical/Dental Plan (or successor thereto) or any Harrah's Entertainment Medical/Dental Plan in respect of any Medical Retiree, and PHC shall have no liability or obligation with respect thereto.

          Section 2.08   PHC Medical/Dental Plans
                         ------------------------

               (a)  Establishment of New PHC Medical/Dental Plans.  As soon
                    ---------------------------------------------
as practicable after the date hereof and effective as of the Distribution Date, PHC shall take, or cause to be taken, all action necessary and appropriate to establish and administer (or continue to administer) the PHC Medical/Dental Plans and to provide benefits thereunder for all Transferred Employees (and any dependents or beneficiaries thereof) and PHC Qualified Beneficiaries (with respect to continuation coverage under COBRA only) who, immediately prior to the Distribution Date, were participants in or otherwise entitled to benefits under the Promus Medical/Dental Plans. Each such individual shall, to the extent applicable, for all purposes under the new PHC Medical/Dental Plans (i) have coverage which is substantially comparable to that provided immediately prior to the Distribution Date, (ii) have no preexisting condition limitation imposed other than that which is or was already imposed under the applicable existing Plan, and (iii) be credited with or otherwise have taken into account, to the extent applicable, Service Credits, any expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits credited to such individual as of the Cut-off Date under the terms of the applicable existing Plan as if such service had been rendered to PHC and as if such expenses and usage had originally been credited to such individual under the new PHC Medical/Dental Plans.

               (b)  Harrah's Entertainment to Provide Information.  As soon
                    ---------------------------------------------
as practicable after the Distribution Date, Harrah's Entertainment shall provide PHC (with the cooperation of PHC to the extent that relevant information is in the possession of PHC, and in accordance with Section 5.02), with a list of individuals (and dependents thereof) employed by PHC who were, to the best knowledge of Harrah's Entertainment, participants in or otherwise entitled to benefits under the Promus Medical/Dental Plans immediately prior to the Distribution Date, together with a listing of each such individual's Service Credit under such Plans and a listing of each such individual's expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits thereunder. Harrah's Entertainment shall, as soon as practicable after the Distribution Date, in accordance with Section 5.02 provide PHC with such additional information in the possession of Harrah's Entertainment (and not already in the possession of PHC) as may be reasonably requested by PHC and necessary for PHC to establish and administer effectively any new PHC Medical/Dental Plan.

               (c)  Liability for Claims.  As of the Distribution Date, PHC
                    --------------------
shall assume and shall be responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations in connection with claims asserted or incurred or premiums due on and after the Cut-off Date in respect of any Transferred Employee (or any dependent or beneficiary thereof) and, with respect to COBRA any PHC Qualified Beneficiary (whether such claims are asserted or incurred before, on or after the Cut-off
Date) under any Promus Medical/Dental Plan and Harrah's Entertainment shall have no liability or obligation with respect thereto.

               (d)  Continuation Coverage Administration.  As of the
                    ------------------------------------
Distribution Date, PHC shall assume or retain, as the case may be, and shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, providing and administering the continuation coverage mandated by COBRA as it relates to any PHC Qualified Beneficiary, and Harrah's Entertainment shall have no liability or obligation with respect thereto.

               (e)  Continuation Coverage Claims.  As of the Distribution
                    ----------------------------
Date, PHC shall be solely responsible for, or cause its insurance carriers or HMOs to be responsible for, all liabilities and obligations whatsoever in connection with claims asserted or incurred or premiums due through and after the Cut-off Date under any Promus Medical/Dental Plan (or successor thereto) in respect of any PHC Qualified Beneficiary, and Harrah's Entertainment shall have no liability or obligation with respect thereto. Through December 31, 1995, or through such other period to the extent required by COBRA, each PHC Qualified Beneficiary, shall, to the extent applicable, for all purposes under the Plans established by PHC (i) have coverage which is substantially comparable to that provided to him or her immediately prior to the Distribution Date, (ii) have no preexisting condition limitation imposed other than that which is or was already imposed under the applicable existing Plan, and (iii) be credited with or otherwise have taken into account, to the extent applicable, the expenses incurred towards deductibles, out-of-pocket limits, maximum benefit payments, and any benefit usage towards plan limits credited to such individual as of the Cut-off Date under the terms of the applicable existing Plan as if such expenses and usage had originally been credited to such individual under a PHC Medical/Dental Plan.

          Section 2.09   Vacation and Sick Pay Liabilities.
                         ---------------------------------

               (a)  Division of Liabilities.  Effective on the Distribution
                    -----------------------
Date, PHC shall assume, as to the Transferred Employees, and Harrah's Entertainment shall retain, as to the Retained Employees, all accrued liabilities (whether vested or unvested, and whether funded or unfunded) for vacation and sick leave in respect of such employees as of the Cut-off Date. PHC shall be solely responsible for the payment of such vacation or sick leave to PHC Employees after the Cut-off Date, and Harrah's Entertainment shall be solely responsible for the payment of such vacation or sick leave to Retained Employees after the Cut-off Date. Each Party shall provide to its own Employees on the Distribution Date the same vested and unvested balances of vacation and sick leave as credited to such Employee on the Promus payroll system on the Cut-off Date.

               (b)  Funded Reserves.  Assets attributable to funded
                    ---------------
reserves for the vacation leave liabilities being divided in accordance with Section 2.09(a) (whether held in a trust, a voluntary employees beneficiary association, or any other funding vehicle) shall be divided in accordance with the division of liabilities described above, i.e., assets attributable to obligations to Transferred Employees shall be transferred to PHC, and all remaining assets shall be retained by or within the control of Harrah's Entertainment; provided however, that assets of any Promus trust which is exempt from tax under Section 501(c)(9) of the Code established to provide vacation leave benefits to Employees of Promus shall be transferred only into another tax-exempt trust with comparable terms established to provide vacation leave benefits to PHC Employees.

               (c)  Post-Distribution Transfers.  Through December 31,
                    ---------------------------
1995, an Employee who leaves the service of one Party to immediately begin employment with the other Party (i.e., leaving Harrah's Entertainment employment to work for PHC, or leaving PHC employment to work for Harrah's Entertainment) shall be provided by the successor employer with the same balance of vested and unvested vacation and sick leave hours as had been accrued by the former Employer through such termination date. The former Employer shall promptly notify the successor Employer in writing of the occurrence of any termination subject to the provisions of this Section 2.09(c), and shall make a payment to such successor Employer within thirty
(30) days of the aforesaid termination date in an amount equal to the value of the terminating Employee's vested balance of vacation leave accrued by the former Employer through such termination date, based on the Employee's final rate of pay with the former Employer. No payment shall be made by the former Employer to the successor Employer for any sick leave or unvested vacation leave balance relating to any post-Distribution transfer.

          Section 2.10   Adjustments for Welfare Plans.   Except as otherwise
                         -----------------------------
expressly provided herein. Harrah's Entertainment shall retain all liabilities accrued though the Cut-off Date under all Welfare Plans of Promus to the extent relating to Retained Individuals, Promus Qualified Beneficiaries, Promus Terminees and Medical Retirees, and PHC shall be responsible for all liabilities accrued under such Welfare Plans, to the extent relating to PHC Individuals or PHC Qualified Beneficiaries as of the Cut-off Date.

          Section 2.11   Preservation of Right To Amend or Terminate Plans.
                         -------------------------------------------------
Except as otherwise expressly provided in this Article II, no provisions of this Agreement, including, without limitation, the agreement of Harrah's Entertainment or PHC to make a contribution or payment to or under any Plan herein referred to for any period, shall be construed as a limitation on the right of Harrah's Entertainment or PHC to amend such Plan or terminate its participation therein which Harrah's Entertainment or PHC would otherwise have under the terms of such Plan or otherwise, and no provision of this Agreement shall be construed to create a right in any employee or former employee, or dependent or beneficiary of such employee or former employee under a Plan which such person would not otherwise have under the terms of the Plan itself; provided, however, that neither Party shall amend
                          --------  -------
any Plan to the extent that such amendment would have the effect of increasing the liabilities of the other Party under any Plan of the other Party, without such other Party's consent.

          Section 2.12   Reimbursement.  Promus and PHC acknowledge that
                         -------------
Harrah's Entertainment, on the one hand, and PHC, on the other hand, may incur costs and expenses, including, but not limited to, contributions to Plans and the payment of insurance premiums arising from or related to any of the Plans which are, as set forth in this Agreement, the responsibility of the other Party hereto. Accordingly, Harrah's Entertainment and PHC shall reimburse each other, as soon as practicable, but in any event within thirty (30) days of receipt from the other Party of appropriate verification, for all such costs and expenses.

          Section 2.13   Payroll Reporting and Withholding.
                         ---------------------------------

               (a)  Form W-2 Reporting.  PHC and Harrah's Entertainment
                    ------------------
hereby adopt the "alternative procedure" for preparing and filing IRS Forms W-2 (Wage and Tax Statements), as described in Section 5 of Revenue Procedure 84-77, 1984-2 IRS Cumulative Bulletin 753 ("Rev. Proc. 84-77"). Under this procedure PHC as the successor employer shall provide all required Forms W-2 to all Transferred Employees reflecting all wages paid and taxes withheld by both Promus as the predecessor and PHC as the successor employer for the entire year during which the Distribution takes place. Harrah's Entertainment shall provide all required Forms W-2 to all Retained Employees reflecting all wages and taxes paid and withheld by Promus before the Distribution Date and by Harrah's Entertainment on and after the Distribution Date.

          In connection with the aforesaid agreement under Rev. Proc. 84-77, each business unit or business operation of Promus shall be assigned to either Harrah's Entertainment or PHC, depending upon whether it is a Retained Business or a Transferred Business, and each Retained Employee or Transferred Employee associated with such business unit or business operation shall be assigned for payroll reporting purposes to

Harrah's Entertainment or PHC, as the case may be. Harrah's Entertainment and PHC shall be responsible for filing IRS Forms 941 for their respective Employees.

               (b)  Forms W-4 and W-5.  PHC and Harrah's Entertainment
                    -----------------
agree to adopt the alternative procedure of Rev. Proc. 84-77 for purposes of filing IRS Forms W-4 (Employee's Withholding Allowance Certificate) and W-5 (Earned Income Credit Advance Payment Certificate). Under this procedure Harrah's Entertainment shall provide to PHC as the successor employer all IRS Forms W-4 and W-5 on file with respect to each Transferred Employee, and PHC will honor these forms until such time, if any, that such Transferred Employee submits a revised form.

               (c)  Garnishments, Tax Levies, Child Support Orders, and
                    ---------------------------------------------------
Wage Assignments.  With respect to Employees with garnishments, tax levies,
- ----------------
child support orders, and wage assignments in effect with Promus on the Cut-off Date, PHC as the successor employer with respect to each Transferred Employee shall honor such payroll deduction authorizations and will continue to make payroll deductions and payments to the authorized payee, as specified by the court or governmental order which was filed with Promus.

               (d)  Authorizations for Payroll Deductions.  Unless
                    -------------------------------------
otherwise prohibited by this or another agreement entered into in connection with the Distribution, or by a Plan document, with respect to Transferred Employees with authorizations for payroll deductions in effect with Promus on the Cut-off Date, PHC as the successor employer will honor such payroll deduction authorizations relating to each Transferred Employee, and shall not require that such Transferred Employee submit a new authorization to the extent that the type of deduction by PHC does not differ from that made by Promus. Such deduction types include, without limitation, contributions to any Plan, U.S. Savings Bonds, and United Giver's Fund; scheduled loan repayments to the Profit Sharing Plan or to an employee credit union; and Direct Deposit of Payroll, bonus advances, union dues, employee relocation loans, and other types of authorized company receivables usually collectible through payroll deductions.

               (e)  Withholding Taxes on Account of The Distribution to
                    ---------------------------------------------------
Promus Restricted Stockholders Who Are Transferred Employees.  PHC shall
- ------------------------------------------------------------
cooperate with Harrah's Entertainment in the collection of withholding tax liability of Transferred Employees who received the Distribution on account of Promus Restricted Stock held by such Transferred Employee on the Distribution Date. PHC shall collect such amounts, by payroll deduction or otherwise, commencing on October 2, 1995, from those Transferred Employees who have not as of that date satisfied the full amount of their liability for such withholding taxes to Harrah's Entertainment. Such payroll deductions shall be made ratably over 6 to 10 pay periods as determined by Harrah's Entertainment. Any amount collected on account of such liability shall be remitted to Harrah's Entertainment as soon as practicable after collection.

                                ARTICLE III

                        LABOR AND EMPLOYMENT MATTERS

          Notwithstanding any other provision of this Agreement or any other Agreement between PHC and Harrah's Entertainment to the contrary, PHC and Harrah's Entertainment understand and agree that:

          Section 3.01   Separate Employers.  On and after the Distribution
                         ------------------
Date and the separation of Employees into their respective companies, PHC and Harrah's Entertainment will be separate and independent employers.

          Section 3.02   Employment Policies and Practices.  Subject to the
                         ---------------------------------
provisions of ERISA and Sections 2.01(b) on Service Credits and 2.02(g), 2.03(c) and 2.09(c) governing post-Distribution transfers through December 31, 1995, and except as limited by applicable law or agreement, PHC and Harrah's Entertainment may adopt, continue, modify or terminate such employment policies, compensation practices, retirement plans, welfare benefit plans, and other employee benefit plans of any kind or description, as each may determine, in its sole discretion, are necessary or appropriate.

          Section 3.03   Collective Bargaining Agreements.  With regard to
                         --------------------------------
Employees covered by a Collective Bargaining Agreement on the Cut-off Date who become PHC Employees or Retained Employees, PHC and Harrah's Entertainment promise and covenant to each other not to take any action which disrupts or otherwise negatively impacts the labor relations of the other. PHC and Harrah's Entertainment will diligently work to substitute the appropriate employer for Promus in Collective Bargaining Agreements.

          Section 3.04   Special Matters.
                         ---------------

               (a)       Administrative Services In Connection With
                         ------------------------------------------
The PHC Savings And Retirement Plan.  It is agreed that Promus will provide
- -----------------------------------
administrative services to the PHC Savings and Retirement Plan from the Distribution Date through December 31, 1995 at a reasonable fee to be agreed upon by Promus and the Trustees of the PHC Savings and Retirement Plan, which fee shall comply with ERISA and other applicable law. Such services will be substantially similar to the services provided by Promus employees to the Promus Savings and Retirement Plan. These administrative services may be extended beyond December 31, 1995, if agreed to by Promus and the Trustees of the PHC Savings and Retirement Plan.

               (b)       Allocation of Group Insurance Reserves.  The
                         --------------------------------------
Parties hereby agree to divide and allocate any surplus balances and any reserves relating to any group insurance Plan maintained by Promus prior to the Distribution, in accordance with a formula and procedures to be adopted by the Parties prior to the Distribution Date.

          Section 3.05   Funding of Union Plans.  Without limitation to the
                         ----------------------
scope and application of Section 3.04, any claims by or on behalf of employees or their collective bargaining agent or any federal, state or local governmental agency for alleged underfunding of, or failure to make payments to, union or collectively bargained health, welfare and pension plans and funds based on acts or omissions with respect to such plans and funds occurring on or before the Distribution Date or arising from or in connection with the Distribution, or resulting from actuarial recalculation by auditors of such plans and funds, will be the sole responsibility of each Party as to its own employees (i.e., PHC with respect to Transferred Employees, and Harrah's Entertainment with respect to Retained Employees), and the responsible Party will indemnify, defend, and hold harmless the other from any such claims.

          Section 3.06   Notice of Claims.  Without limitation to the scope
                         ----------------
and application to each Party in the performance of its duties under Sections 3.04 and 3.05 herein, each Party will notify in writing and consult with the other Party prior to making any settlement of an employee claim, for the purpose of avoiding any prejudice to such other Party arising from the settlement.

          Section 3.07   Assumption of Unemployment Tax Rates.  Changes in
                         ------------------------------------
state unemployment tax experience from that of Promus as of the Cut-off Date shall be handled as follows. In the event an option exists to allocate state unemployment tax experience of Promus, the Promus experience shall be transferred to PHC if this results in the lowest aggregate unemployment tax costs for both Harrah's Entertainment and PHC combined, and the Promus experience shall be retained by Harrah's Entertainment if this results in the lowest aggregate unemployment tax costs for Harrah's Entertainment and PHC combined.

          Section 3.09   Employees on Leave of Absence.  After the
                         -----------------------------
Distribution Date, PHC shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution Date were employed in a Transferred Business. After the Distribution Date, Harrah's Entertainment shall assume responsibility, if any, as employer for all Employees returning from an approved leave of absence who prior to the Distribution
Date were not employed in a Transferred Business.

          Section 3.10   No Third Party Beneficiary Rights.
                         ---------------------------------

               (a) Neither this Agreement nor any other intercompany agreement between PHC and Harrah's Entertainment is intended to nor does it create any third party contractual or other common law rights. No person shall be deemed a third-party beneficiary of the agreements between PHC and Harrah's Entertainment.

               (b) Nothing contained in this Agreement shall confer upon any Employee any right with respect to continuance of employment by either Party, nor shall anything herein interfere with the right of either party to terminate the employment of any Employee at any time, with or without cause, or restrict a Party in the exercise of its independent business judgment in modifying any of the terms and conditions of the employment of an Employee, except as provided by applicable law.

               (c) No provision of this Agreement shall create any third party beneficiary rights in any Employee, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and benefits that may be provided to any Employee by either Party or under any benefit plan which a Party may maintain.

          Section 3.11   Attorney-Client Privilege.  The provisions herein
                         -------------------------
requiring either Party to this Agreement to cooperate shall not be deemed to be a waiver of the attorney/ client privilege for either Party nor shall it require either Party to waive its attorney/client privilege.


                                 ARTICLE IV

                                  DEFAULT

          Section 4.01   Default.  If either Party materially defaults
                         -------
hereunder, the non-defaulting Party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred).

          Section 4.02   Force Majeure.  PHC and Harrah's Entertainment
                         -------------
shall incur no liability to each other due to a default under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out, work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other delay beyond each other's reasonable control.

                                 ARTICLE V

                               MISCELLANEOUS

          Section 5.01   Relationship of Parties.  Nothing in this
                         -----------------------
Agreement shall be deemed or construed by the Parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the Parties, it being understood and agreed that no provision contained herein, and no act of the Parties, shall be deemed to create any relationship between the Parties other than the relationship set forth herein.

          Section 5.02   Access to Information; Cooperation.  Harrah's
                         ----------------------------------
Entertainment and PHC and their authorized agents shall be given reasonable access to and may take copies of all information relating to the subjects of this Agreement (to the extent permitted by federal and state confidentiality laws) in the custody of the other Party, including any agent, contractor, subcontractor, agent or any other person or entity under the contract of such Party. The Parties shall provide one another with such information within the scope of this Agreement as is reasonably necessary to administer each Party's Plans. The Parties shall cooperate with each other to minimize the disruption caused by any such access and providing of information.

          Section 5.03   Assignment.  Neither Party shall, without the
                         ----------
prior written consent of the other, have the right to assign any rights or delegate any obligations under this Agreement.

          Section 5.04   Headings.  The headings used in this Agreement are
                         --------
inserted only for the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

          Section 5.05   Severability of Provisions.  Neither Harrah's
                         --------------------------
Entertainment nor PHC intend to violate statutory or common law by executing this Agreement. If any section, sentence, paragraph, clause or combination of provisions in this Agreement is in violation of any law, such sections, sentences, paragraphs, clauses or combinations shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the Parties.

          Section 5.06   Parties Bound.  This Agreement shall inure to the
                         -------------
benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing herein, expressed or implied, shall be construed to give any other person any legal or equitable rights hereunder.

          Section 5.07   Notices.  All notices, consents, approvals and
                         -------
other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight courier or three days after being mailed by registered or certified mail (postage prepaid, return receipt requested) to the named representatives of the Parties at the following addresses (or at such other address for a

Party as shall be specified by like notice, except that notices of changes of address shall be effective upon receipt):

          (a)  if to Harrah's Entertainment:

                    Harrah's Entertainment, Inc.
                    1023 Cherry Road
                    Memphis, Tennessee 38117
                    Attention:  General Counsel

          (b)  if to PHC:

                    Promus Hotel Corporation
                    6800 Poplar Avenue, Suite 200
                    Memphis, Tennessee 38138
                    Attention:  General Counsel


PHC and Harrah's Entertainment agree that, upon the request of either Party, the requested Party will give copies of all of its notices, consents, approvals and other communications hereunder to any lender to the requesting Party or other person specified by such requesting Party.

          Section 5.08   Further Action.  PHC and Harrah's Entertainment
                         --------------
each shall cooperate in good faith and take such steps and execute such papers as may be reasonably requested by the other Party to implement the terms and provisions of this Agreement.

          Section 5.09   Waiver.  PHC and Harrah's Entertainment each agree
                         ------
that the waiver of any default under any term or condition of this Agreement shall not constitute a waiver of any subsequent default or nullify the effectiveness of that term or condition.

          Section 5.10   Governing Law.  All controversies and disputes
                         -------------
arising out of or under this Agreement shall be determined pursuant to the laws of the State of Tennessee, regardless of the laws that might be applied under applicable principles of conflicts of laws.

          Section 5.11   Consent to Jurisdiction.  The Parties irrevocably
                         -----------------------
submit to the exclusive jurisdiction of (a) the Courts of the State of Tennessee, Shelby County, or (b) any federal district court where there is federal jurisdiction for the purpose of any suit, action or other Court proceeding arising out of this Agreement.

          Section 5.12   Entire Agreement.  This Agreement and the
                         ----------------
Distribution Agreement constitute the entire understanding between the Parties hereto, and supersede all prior written or oral communications, relating to the subject matter covered by said agreements. To the extent that the terms of this Agreement and similar terms of the Distribution Agreement are in conflict, the interpretation given to the conflicting terms of the Distribution Agreement shall govern the interpretation and performance of this Agreement. No amendment, modification, extension or failure to enforce any condition of this Agreement by either Party shall be deemed a waiver of any of its rights herein. This Agreement shall not be amended except by a writing executed by the Parties.


                          [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                               THE PROMUS COMPANIES INCORPORATED, a
                               Delaware corporation


                               By:
                                   -------------------------------
                               Name:
                               Title:


                               PROMUS HOTEL CORPORATION, a
                               Delaware corporation


                               By:
                                   -------------------------------
                               Name:
                               Title:


                                          S-1